UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

November 13, 2003

Date of report (Date of earliest event reported)

ASSISTED LIVING CONCEPTS, INC.

(exact name of registrant as specified in its charter)

NEVADA	1-13498	93-1148702

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification Number)

1349 Empire Central, Suite 900, Dallas, TX 75247

(Address of Principal Executive Offices) (Zip Code)

(214) 424-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
EXHIBIT INDEX
EX-99 Press Release

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS	1
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION	1
SIGNATURES	2
EXHIBIT INDEX	3

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) and (b)	None.

(c)	The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 602 of Regulation S-K:

EXHIBIT NO.	DOCUMENT DESCRIPTION

99	Press Release of Assisted Living Concepts, Inc., dated November 13, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 13, 2003, Assisted Living Concepts, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2003. The press release is included in Exhibit 99.1. This discussion as well as the press release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The press release and statements made by or on behalf of Assisted Living Concepts, Inc. relating hereto may be deemed to constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements, including without limitation, statements containing the words “will,” “believes,” “anticipates,” “estimates,” “intends,” “expects,” “should,” “could,” and words of similar import, are forward looking statements. These forward-looking statements may be affected by risks and uncertainties, including without limitation (i) our ability to control costs and improve operating margins, (ii) our ability to increase occupancy, (iii) our ability to increase our revenue at a pace which exceeds expense inflation, (iv) our ability to operate our residences in compliance with evolving regulatory requirements, (v) the degree to which our future operating results and financial condition may be affected by a reduction in Medicaid reimbursement rates, (vi) our ability to extend or renegotiate our current debt agreements and (vii) other factors described in our most recent Form 10-K filed with the Securities and Exchange Commission. In light of such risks and uncertainties, our actual results could differ materially from such forward-looking statements. Except as may be required by law, we do not undertake any obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSISTED LIVING CONCEPTS, INC.

By:		/s/ Matthew G. Patrick

	Name:	Matthew G. Patrick
	Title:	Senior Vice President,
Chief Financial Officer,
Secretary and Treasurer

Date: November 13, 2003

EXHIBIT INDEX

EXHIBIT NO.	DOCUMENT DESCRIPTION

99	Press Release of Assisted Living Concepts, Inc., dated November 13, 2003.